Retirement Benefit Plans	12 Months Ended
Dec. 27, 2014
Compensation and Retirement Disclosure [Abstract]
Retirement Benefit Plans [Text Block]
Note 16: Retirement Benefit Plans
Retirement Contribution Plans
We provide tax-qualified retirement contribution plans for the benefit of eligible employees, former employees, and retirees in the U.S. and certain other countries. The plans are designed to provide employees with an accumulation of funds for retirement on a tax-deferred basis. Employees hired prior to January 1, 2011 are eligible for and receive discretionary employer contributions in the U.S. Intel Retirement Contribution Plan. Employees hired on or after January 1, 2011 receive discretionary employer contributions in the Intel 401(k) Savings Plan, which are participant-directed. Our Chief Executive Officer (CEO) determines the annual discretionary employer contribution amounts for the U.S. Intel Retirement Contribution Plan and the Intel 401(k) Savings Plan under delegation of authority from our Board of Directors, pursuant to the terms of the plans. As of December 27, 2014, 84% of our U.S. Intel Retirement Contribution Plan assets were invested in equities and 16% were invested in fixed-income instruments. These assets are managed by external investment managers. Effective January 1, 2015, the U.S. Intel Retirement Contribution plan assets and future discretionary employer contributions will be participant-directed.
For the benefit of eligible U.S. employees, we also provide a non-tax-qualified supplemental deferred compensation plan for certain highly compensated employees. This plan is designed to permit certain discretionary employer contributions and to permit employee deferral of a portion of compensation in addition to their Intel 401(k) Savings Plan deferrals. This plan is unfunded.
We expensed $286 million for the qualified and non-qualified U.S. retirement contribution plans in 2014 ($298 million in 2013 and $357 million in 2012). In the first quarter of 2015, we funded $277 million for the 2014 contributions to the qualified U.S. retirement contribution plans.
Pension and Postretirement Benefit Plans
U.S. Pension Benefits. For employees hired prior to January 1, 2011, we provide a tax-qualified defined-benefit pension plan, the U.S. Intel Minimum Pension Plan, for eligible employees, former employees, and retirees in the U.S. During the second quarter of 2014, we communicated to employees our intent, beginning on January 1, 2015, to freeze future benefit accruals in the U.S. Intel Minimum Pension Plan to all employees at or above a specific grade level, and generally covering all highly compensated employees in the plan. Starting in 2016, the impacted employees will receive discretionary employer contributions in the Intel 401(k) Savings Plan, instead of the Retirement Contribution plan. This change was contingent on receiving a favorable private letter ruling (PLR) from the U.S. Internal Revenue Service (IRS), which we filed for in January 2014. A favorable PLR was received in October 2014 and resulted in a $1.1 billion reduction in our projected benefit obligation, most of which was also included as a change in actuarial valuation on the consolidated statements of comprehensive income.
The U.S. Intel Minimum Pension Plan benefit is determined by a participant’s years of service and final average compensation as defined by the plan document. The plan generates a minimum pension benefit if the participants’ U.S. Intel Minimum Pension Plan benefit exceeds the annuitized value of their U.S. Intel Retirement Contribution Plan benefit. If participant balances in the U.S. Intel Retirement Contribution Plan do not grow sufficiently, the projected benefit obligation of the U.S. Intel Minimum Pension Plan could increase significantly. Consistent with applicable law, assets of the U.S. Intel Minimum Pension Plan are held in trust, solely for the benefit of plan participants, and are not available for general corporate purposes.
Non-U.S. Pension Benefits. We also provide defined-benefit pension plans in certain other countries, most significantly Germany, Ireland, and Israel. Consistent with the requirements of local law, we deposit funds for certain plans with insurance companies, with third-party trustees, or into government-managed accounts, and/or accrue for the unfunded portion of the obligation. The Ireland pension plan and one of our Germany pension plans were closed to employees hired on or after June 20, 2012 and January 1, 2014, respectively.
U.S. Postretirement Medical Benefits. Upon retirement, eligible U.S. employees who were hired prior to January 1, 2014 are credited with a defined dollar amount, based on years of service, into a U.S. Sheltered Employee Retirement Medical Account (SERMA). These credits can be used to pay all or a portion of the cost to purchase coverage in the retiree’s choice of medical plan. If the available credits are not sufficient to pay the entire cost of the coverage, the remaining cost is the retiree’s responsibility. Employees hired on or after January 1, 2014 are not eligible to earn a SERMA benefit.
Funding Policy. Our practice is to fund the various pension plans and the U.S. postretirement medical benefits plan in amounts sufficient to meet the minimum requirements of applicable local laws and regulations. Additional funding may be provided as deemed appropriate. Depending on the design of the plan, local customs, and market circumstances, the liabilities of a plan may exceed qualified plan assets.
Benefit Obligation and Plan Assets
The changes in the projected benefit obligations and plan assets for the plans described above were as follows:

	U.S. Pension Benefits		Non-U.S. Pension Benefits		U.S. Postretirement Medical Benefits
(In Millions)	2014	2013	2014	2013	2014	2013
Beginning projected benefit obligation	$1,137	$1,742	$1,695	$1,412	$509	$484
Service cost	88	119	104	78	26	27
Interest cost	49	67	66	60	23	20
Actuarial (gain) loss	760	(746)	767	121	10	(56)
Currency exchange rate changes	—	—	(254)	46	—	—
Plan curtailments	(1,083)	—	—	—	—	—
Other	(59)	(45)	45	(22)	(22)	34
Ending projected benefit obligation	$892	$1,137	$2,423	$1,695	$546	$509

	U.S. Pension Benefits		Non-U.S. Pension Benefits		U.S. Postretirement Medical Benefits
(In Millions)	2014	2013	2014	2013	2014	2013
Beginning fair value of plan assets	$649	$684	$1,005	$838	$395	$191
Actual return on plan assets	30	10	80	81	33	49
Employer contributions	—	—	73	65	—	162
Currency exchange rate changes	—	—	(114)	26	—	—
Other	(56)	(45)	(27)	(5)	(1)	(7)
Ending fair value of plan assets	$623	$649	$1,017	$1,005	$427	$395

The amounts recognized on the consolidated balance sheets at the end of each period were as follows:

	U.S. Pension Benefits		Non-U.S. Pension Benefits		U.S. Postretirement Medical Benefits
(In Millions)	Dec 27, 2014	Dec 28, 2013	Dec 27, 2014	Dec 28, 2013	Dec 27, 2014	Dec 28, 2013
Other long-term assets	$—	$—	$14	$16	$—	$—
Other long-term liabilities	(269)	(488)	(1,420)	(706)	(119)	(114)
Accumulated other comprehensive loss (income), before tax	1	255	1,217	520	33	43
Net amount recognized	$(268)	$(233)	$(189)	$(170)	$(86)	$(71)

The amounts recorded in accumulated other comprehensive income (loss) before taxes at the end of each period were as follows:

	U.S. Pension Benefits		Non-U.S. Pension Benefits		U.S. Postretirement Medical Benefits
(In Millions)	Dec 27, 2014	Dec 28, 2013	Dec 27, 2014	Dec 28, 2013	Dec 27, 2014	Dec 28, 2013
Net prior service credit (cost)	$—	$—	$(13)	$25	$(48)	$(54)
Net actuarial gain (loss)	(1)	(255)	(1,204)	(545)	15	11
Accumulated other comprehensive income (loss), before tax	$(1)	$(255)	$(1,217)	$(520)	$(33)	$(43)

We use a corridor approach to amortize actuarial gains and losses. Under this approach, net actuarial gains or losses in excess of ten percent of the larger of the projected benefit obligation or the fair value of plan assets are amortized on a straight-line basis. The period of amortization is the average remaining service of active participants who are expected to receive benefits under the plans.
As of December 27, 2014, the accumulated benefit obligation was $808 million for the U.S. Intel Minimum Pension Plan ($497 million as of December 28, 2013) and $1.7 billion for the non-U.S. defined-benefit pension plans ($1.3 billion as of December 28, 2013). Included in the aggregate data in the following tables are the amounts applicable to our pension plans with accumulated benefit obligations in excess of plan assets, as well as plans with projected benefit obligations in excess of plan assets. Amounts related to such plans at the end of each period were as follows:

	U.S. Pension Benefits		Non-U.S. Pension Benefits
(In Millions)	Dec 27, 2014	Dec 28, 2013	Dec 27, 2014	Dec 28, 2013
Plans with accumulated benefit obligations in excess of plan assets:
Accumulated benefit obligations	$808	$—	$1,344	$900
Plan assets	$623	$—	$616	$563
Plans with projected benefit obligations in excess of plan assets:
Projected benefit obligations	$892	$1,137	$2,361	$1,295
Plan assets	$623	$649	$941	$588

On a worldwide basis, our pension and postretirement benefit plans were 54% funded as of December 27, 2014. The U.S. Intel Minimum Pension Plan, which accounts for 23% of the worldwide pension and postretirement benefit obligations, was 70% funded. Funded status is not indicative of our ability to pay ongoing pension benefits or of our obligation to fund retirement trusts. Required pension funding for U.S. retirement plans is determined in accordance with the Employee Retirement Income Security Act (ERISA), which sets required minimum contributions. Cumulative company funding to the U.S. Intel Minimum Pension Plan currently exceeds the minimum ERISA funding requirements.
Assumptions
Weighted average actuarial assumptions used to determine benefit obligations for the plans at the end of each period were as follows:

	U.S. Pension Benefits		Non-U.S. Pension Benefits		U.S. Postretirement Medical Benefits
	Dec 27, 2014	Dec 28, 2013	Dec 27, 2014	Dec 28, 2013	Dec 27, 2014	Dec 28, 2013
Discount rate	3.8%	4.8%	2.7%	4.0%	4.1%	4.6%
Rate of compensation increase	3.8%	3.8%	4.0%	3.9%	n/a	n/a
Weighted average actuarial assumptions used to determine costs for the plans for each period were as follows:

	U.S. Pension Benefits			Non-U.S. Pension Benefits			U.S. Postretirement Medical Benefits
	2014	2013	2012	2014	2013	2012	2014	2013	2012
Discount rate	4.6%	3.9%	4.7%	4.0%	4.2%	5.0%	4.6%	4.2%	4.6%
Expected long-term rate of return on plan assets	5.4%	4.5%	5.0%	5.7%	5.2%	5.9%	7.4%	7.7%	3.0%
Rate of compensation increase	3.8%	4.1%	4.5%	4.1%	4.3%	4.1%	n/a	n/a	n/a

For the U.S. plans, we developed the discount rate by calculating the benefit payment streams by year to determine when benefit payments will be due. We then matched the benefit payment streams by year to the AA corporate bond rates to match the timing and amount of the expected benefit payments and discounted back to the measurement date to determine the appropriate discount rate. For the non-U.S. plans, we used two approaches to develop the discount rate. In certain countries, we used a model consisting of a theoretical bond portfolio for which the timing and amount of cash flows approximated the estimated benefit payments of our pension plans. In other countries, we analyzed current market long-term bond rates and matched the bond maturity with the average duration of the pension liabilities.
The expected long-term rate of return on plan assets assumptions takes into consideration both duration and risk of the investment portfolios, and is developed through consensus and building-block methodologies. The consensus methodology includes unadjusted estimates by the fund manager on future market expectations by broad asset classes and geography. The building-block approach determines the rates of return implied by historical risk premiums across asset classes. In addition, we analyze rates of return relevant to the country where each plan is in effect and the investments applicable to the plan, expectations of future returns, local actuarial projections, and the projected long-term rates of return from external investment managers. The expected long-term rate of return on plan assets shown for the non-U.S. plan assets is weighted to reflect each country’s relative portion of the non-U.S. plan assets.
Net Periodic Benefit Cost
In 2014, the net periodic benefit cost for U.S. pension benefits, non-U.S. pension benefits, and U.S. postretirement medical benefits was $36 million ($230 million in 2013 and $210 million in 2012), $165 million ($116 million in 2013 and $88 million in 2012) and $17 million ($77 million in 2013 and $50 million in 2012), respectively.
The decrease in the U.S. net periodic pension benefit cost compared to 2013 is primarily attributed to the one-time curtailment gain related to the freeze of future benefit accruals and lower recognized net actuarial losses.
U.S. Pension Plan Assets
In general, the investment strategy for U.S. Intel Minimum Pension Plan assets is to maximize risk-adjusted returns, taking into consideration the investment horizon and expected volatility, to ensure that there are sufficient assets available to pay pension benefits as they come due. The allocation to each asset class will fluctuate with market conditions, such as volatility and liquidity concerns, and will typically be rebalanced when outside the target ranges, which are 55% for equity investments and 45% for fixed-income investments in 2014. The expected long-term rate of return for the U.S. Intel Minimum Pension Plan assets is 6.1%.
U.S. Intel Minimum Pension Plan assets measured at fair value on a recurring basis consisted of the following investment categories at the end of each period:

	December 27, 2014				Dec 28, 2013
	Fair Value Measured at Reporting Date Using
(In Millions)	Level 1	Level 2	Level 3	Total	Total
Equity securities	$56	$291	$—	$347	$220
Fixed income	39	169	46	254	415
Other investments	20	—	—	20	11
Total assets measured at fair value	$115	$460	$46	$621	$646
Cash				2	3
Total U.S. pension plan assets at fair value				$623	$649

A substantial majority of the fixed income investments in the preceding table are asset-backed securities, corporate debt, and government debt. Government debt includes instruments such as non-U.S. government securities, U.S. agency securities and U.S. treasury securities.
Non-U.S. Plan Assets
The investments of the non-U.S. plans are managed by insurance companies, pension funds, or third-party trustees, consistent with regulations or market practice of the country where the assets are invested. The investment manager makes investment decisions within the guidelines set by Intel or local regulations. The investment manager evaluates performance by comparing the actual rate of return to the return on similar assets. Investments managed by qualified insurance companies or pension funds under standard contracts follow local regulations, and we are not actively involved in their investment strategies. For the assets that we have discretion to set investment guidelines, the assets are invested in developed country equity investments and fixed-income investments, either through index funds or direct investment. In general, the investment strategy is designed to accumulate a diversified portfolio among markets, asset classes, or individual securities to reduce market risk and to ensure that the pension assets are available to pay benefits as they come due. The target allocation of the non-U.S. plan assets that we have control over is 80% equity investments and 20% fixed-income investments. The average expected long-term rate of return for the non-U.S. plan assets is 5.7%.
Non-U.S. plan assets measured at fair value on a recurring basis consisted of the following investment categories at the end of each period:

	December 27, 2014				Dec 28, 2013
	Fair Value Measured at Reporting Date Using
(In Millions)	Level 1	Level 2	Level 3	Total	Total
Equity securities	$447	$59	$15	$521	$361
Fixed income	—	440	36	476	554
Total assets measured at fair value	$447	$499	$51	$997	$915
Cash				20	90
Total non-U.S. plan assets at fair value				$1,017	$1,005

Substantially all of the equity investments in the preceding table are invested in a diversified mix of equities of developed countries, including the U.S., and emerging markets throughout the world.
The substantial majority of the fixed income investments in the preceding table are investments held by insurance companies and insurance contracts that are managed by qualified insurance companies. We do not have control over the target allocation or visibility of the investment strategies of those investments. Insurance contracts and investments held by insurance companies made up 35% of total non-U.S. plan assets as of December 27, 2014 (38% as of December 28, 2013).
U.S. Postretirement Medical Plan Assets
In general, the investment strategy for U.S. postretirement medical benefits plan assets is to invest primarily in liquid assets due to the level of expected future benefit payments. The assets are invested solely in a tax-aware global equity portfolio, which is actively managed by an external investment manager. The tax-aware global equity portfolio is comprised of a diversified mix of equities in developed countries, including the U.S., and emerging markets throughout the world. The expected long-term rate of return for the U.S. postretirement medical benefits plan assets is 7.4%. As of December 27, 2014, substantially all of the U.S. postretirement medical benefits plan assets were invested in exchange-traded equity securities and were measured at fair value using Level 1 inputs.
Concentrations of Risk
We manage a variety of risks, including credit, liquidity, and market risks, across our plan assets through our investment managers. We define a concentration of risk as an undiversified exposure to one of the aforementioned risks that unnecessarily increases the exposure to a loss of plan assets. We monitor exposure to such risks in both the U.S. and non-U.S. plans by monitoring the magnitude of the risk in each plan and diversifying our exposure to such risks across a variety of counterparties, instruments, and markets. As of December 27, 2014, we did not have concentrations of risk in any single entity, manager, counterparty, sector, industry, or country.
Funding Expectations
Under applicable law for the U.S. Intel Minimum Pension Plan and the U.S. postretirement medical benefits plan, we are not required to make any contributions during 2015. Our expected required funding for the non-U.S. plans during 2015 is approximately $69 million.
Estimated Future Benefit Payments
Estimated benefit payments over the next 10 fiscal years are as follows:

(In Millions)	U.S. Pension Benefits	Non-U.S. Pension Benefits	U.S. Postretirement Medical Benefits
2015	$55	$66	$14
2016	$54	$26	$16
2017	$58	$31	$19
2018	$64	$35	$21
2019	$64	$40	$24
2020-2024	$327	$272	$163